U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]
Pre-Effective Amendment No.	__

Post-Effective Amendment No.	33

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ X ]
Amendment No.	35

(Check appropriate box or boxes)

HUSSMAN INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

John F. Splain

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ X /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] HUSSMAN Funds

Hussman STRATEGIC ALLOCATION FUND

TICKER SYMBOL: HSAFX

The Fund seeks to achieve total return through a combination of income and capital appreciation. It pursues this objective by investing its assets primarily in stocks, bonds, and cash equivalents in consideration of prevailing valuations and estimated expected returns in these markets, with added emphasis on risk-management to adjust the Fund’s investment exposure in market conditions that suggest risk-aversion or speculation by market participants.

HUSSMAN INVESTMENT TRUST

PROSPECTUS: July __, 2019

For information or assistance in opening an account, please call toll-free

1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Risk/Return Summary	3
What is the Fund’s Investment Objective?	3
What are the Fund’s Fees and Expenses?	3
What are the Fund’s Principal Investment Strategies?	4
What are the Principal Risks of Investing in the Fund?	7
What has been the Fund’s Performance History?	9
Management of the Fund	9
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
Investment Objective, Strategies and Related Risks	11
Fund Management	18
How the Fund Values Its Shares	20
How to Buy Shares	21
How to Exchange Shares	26
How to Redeem Shares	27
Dividends, Distributions and Taxes	31
Privacy Notice	32
For More Information	Back Cover

Risk/Return Summary

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

HUSSMAN STRATEGIC ALLOCATION FUND (the “Fund”) seeks to achieve total return through a combination of income and capital appreciation.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	1.25%(1)
Acquired Fund Fees and Expenses	0.02% (2)
Total Annual Fund Operating Expenses	2.02%
Less: Fee and/or Expense Deferrals	0.75%(3)
Total Annual Fund Operating Expenses After Fee Deferrals	1.27%

(1)	Other Expenses are based on estimated expenses for the current fiscal year assuming average daily net assets of $50 million.
(2)	Acquired Fund Fees and Expenses represent estimated fees and expenses to be incurred indirectly by the Fund during the current fiscal year on investments in shares of money market mutual funds or exchange-traded funds.
(3)	The investment manager has contractually agreed that, until November 1, 2022, it will defer its investment advisory fees and/or absorb other operating expenses of the Fund to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment manager the amount of advisory fees previously deferred and expenses previously absorbed by the investment manager for a period of three years after such fees or expenses were deferred or absorbed, but only if such reimbursement does not cause the Fund’s ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed either: (i) the expense limitation in effect at the time the fees and expenses were deferred or absorbed; or (ii) the expense limitation in effect at the time the investment manager seeks reimbursement of such fees and expenses. This agreement may not be terminated by the investment manager without the approval of the Board of Trustees of the Trust. The investment manager may agree to continue after November 1, 2022 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 129	$ 403

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing its assets primarily in common stocks, bonds, and cash equivalents (such as U.S. Treasury bills, U.S. Treasury bonds having remaining maturities at the time of purchase of one year or less, and shares of money market mutual funds); and aligning its allocations to these asset classes based on prevailing valuations and estimated expected returns in these markets, as determined by Hussman Strategic Advisors, the Fund’s investment manager. The investment strategy adds emphasis on risk-management to adjust the Fund’s exposure in market conditions that suggest risk-aversion or speculation among market participants. The Fund may use options and futures on stock indices and Treasury bonds to adjust its relative investment exposures to the stock and bond markets, or to reduce the exposure of the Fund’s portfolio to the impact of general market fluctuations when market conditions are unfavorable in the view of the investment manager.

The Fund varies its investment exposures to stocks, bonds and cash equivalents based on the investment manager’s analysis of prevailing investment conditions. The Fund’s asset allocation approach combines two components: 1) a value-focused asset allocation component that jointly considers prevailing stock market valuations and interest rates; and 2) a risk-management component that is intended to adjust the sensitivity of the portfolio to general market fluctuations when prevailing market conditions suggest risk-aversion or speculation among market participants.

The Fund’s assets are allocated with the goal of providing for the ongoing future inflation-adjusted spending needs of investors over a multi-decade horizon, rather than focusing on a specific future year or “target date.” The investment manager determines the value-focused asset allocation by estimating the average annual expected return for stocks, bonds, and cash equivalents for varying time-frames, based on prevailing stock market valuations and interest rate levels. A portion of the portfolio is allotted to the asset class estimated to have the highest average annual expected return, adjusted for risk, between today and each future year in the investment horizon. These annual allocations are then added together, so that the overall value-focused allocation to stocks, bonds, and cash equivalents reflects the total amount allocated to each asset class.

The risk-management component of the asset allocation approach is further intended to reduce the sensitivity of the Fund’s portfolio to the impact of general market fluctuations when, in the judgment of the investment manager, prevailing conditions suggest that market participants are inclined toward risk-aversion, and to increase the sensitivity of the portfolio to general market fluctuations when, in the judgment of the investment manager, prevailing conditions suggest that market participants are inclined toward speculation.

In evaluating the inclination of investors toward risk-aversion or speculation, the investment manager examines the joint behavior of thousands of individual stocks, sectors, industries and security types, including debt securities of varying creditworthiness. Divergence or broad weakness in these measures is generally viewed by the investment manager as an indication of risk-aversion among investors. In contrast, uniformly broad or indiscriminate advances in these measures are generally viewed by the investment manager as an indication of speculation among investors. In its evaluation of prevailing market conditions, the investment manager also considers economic factors, investor sentiment, interest rates, credit-sensitive indicators, and other factors in an attempt to classify prevailing market conditions with historical instances having similar characteristics.

The Fund may obtain exposure to the stock market by purchasing individual common stocks, stock index futures, or call options on stock indices. It may seek to reduce (or “hedge”) its exposure to stocks by establishing investment positions that offset its investments in stocks to reduce the impact of general stock market fluctuations on the Fund’s portfolio. Specific strategies for reducing or “hedging” the Fund’s exposure to stocks may include: purchasing put options on stock indices; writing covered call options on stocks which the Fund owns; or writing call options on stock indices; or establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment manager to be correlated with the Fund’s stock portfolio.

The Fund may obtain investment exposure to bonds by purchasing individual bonds or Treasury bond futures. It may seek to reduce (or “hedge”) its exposure to bonds by effecting short sales of Treasury bond futures.

The allocation of the Fund's assets for investment in the stock and bond markets will vary, and the Fund may hedge its investment exposure to these markets. However, the Fund does not intend to fully hedge its investment exposures and will seek at all times to maintain a minimum investment exposure (i.e., the amount of investment exposure that is not hedged) of at least 5% of its net assets to each of the stock market and the bond market. During conditions that have historically been strongly favorable for stocks or bonds, the Fund’s investment exposure to either the stock market or the bond market may represent as much as 95% of the Fund's net assets.

The Fund will not use leverage to maintain long investment exposures to the stock and bond markets exceeding the value of its net assets. Thus, the total value of the Fund's investments in common stocks and bonds, including long investment exposure obtained using stock index futures, call options and Treasury bond futures, is not expected to exceed 100% of the net assets of the Fund.

Hedging transactions are intended to reduce the sensitivity of the Fund’s portfolio of stocks or bonds to general market fluctuations, relative to that of a portfolio that is not hedged. The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and consideration of the availability and liquidity of futures and options on such indices. The Fund hedges using indices that are correlated, although perhaps imperfectly, with the securities owned by the Fund, such as the Standard & Poor’s 500 Index, and futures based on long-term U.S. Treasury bonds.

The portion of the Fund’s assets allocated to stocks will be invested primarily in individual common stocks favored by the investment manager. Stocks purchased by the Fund are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ Stock Market. There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the companies having smaller market capitalizations which involves certain risks.

In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuations, and/or market action. The primary consideration used by the investment manager in assessing a stock’s valuation is the relationship between its current market price and the present value of estimated expected future cash flows per share. Other valuation measures, such as the current dividend yield, and ratios of the stock price to earnings and stock price to revenue, are also considered in relation to expected future growth of cash flows, in an attempt to measure underlying value and the potential for long-term returns. Additional considerations include measures of financial stability such as variations in profit margins and balance sheet indicators. The analysis of market action includes measurements of price behavior and trading volume. The investment manager believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices.

The portion of the Fund’s assets allocated to bonds will be invested primarily in U.S. Treasury securities having remaining maturities at the time of purchase in excess of one year, but not greater than 30 years. The Fund may also purchase corporate debt of U.S. issuers that at the time of purchase is rated A- or higher by Standard & Poor’s Global Ratings or A3 or higher by Moody’s Investors Service, Inc., or that has an equivalent rating from another independent rating organization. There is no requirement that the Fund sell corporate debt securities if subsequent to their purchase the rating of the securities are downgraded below these rating standards. However, the Fund will seek to sell those securities in an orderly manner as may be necessary to limit its holdings of such securities to not more than 10% of the Fund’s net assets.

Except for cash balances required for the Fund’s day-to-day operations, assets of the Fund not invested to obtain exposure to stocks or bonds, or used to establish hedging positions, will be invested in high-quality short-term obligations such as U.S. Treasury bills, U.S. Treasury bonds having remaining maturities at the time of purchase of one year or less, or in shares of money market mutual funds.

The Fund is not an index fund, and its investment exposures to the stock and bond markets will vary over time. Because the Fund may invest in securities that are not included any index and may hedge or reduce its exposure to market fluctuations when market conditions are unfavorable in the view of the investment manager, the Fund’s investment returns may differ from the performance of other asset allocation strategies, particularly over the short term.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

Risks of Stocks and Fixed-Income Investments

The principal risks of the Fund are the risks associated with investing in stocks and fixed-income securities. In particular, general movements in the stock and bond markets will affect the prices of securities in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock and bond markets and in the prices of specific securities held by the Fund.

The values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events, or general economic conditions. The value of an individual stock may fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company or its industry, or real or perceived adverse market or political conditions.

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment manager’s skill in assessing the potential returns of securities in which the Fund invests and in determining the allocation of the Fund’s assets to the stock and bond markets. It also depends on the investment manager’s use of hedging strategies that may not be employed by many other mutual funds, and there is no assurance that these strategies will be successful. The use of hedging strategies may adversely impact the investment performance of the Fund. Also, because the Fund’s investment position at any given time will vary depending on the investment manager’s assessment of current conditions in the stock and bond markets, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than would be the case for funds that do not employ strategies similar to those employed by the Fund. For example, if the Fund has hedged its positions to reduce the sensitivity of its portfolio to stock or bond market fluctuations, and the market advances, the return to investors in the Fund will be lower than if the portfolio had maintained a larger exposure to the market. Alternatively, if the Fund has increased the sensitivity of its portfolio to stock or bond market fluctuations, the Fund will experience a larger loss in the event of a market decline.

Market Capitalization Risk

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies.

Hedging Risks

The Fund may hedge its investment exposure to stocks by purchasing put options on stock indices; by writing covered call options on stocks which the Fund owns; by writing call options on stock indices; or by establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment manager to be correlated with the Fund’s portfolio of common stocks. The Fund may hedge its investment exposure to bonds by effecting short sales of Treasury bond futures. To the extent the Fund hedges its investment positions as part of its investment program, its investment performance may deviate significantly from the performance of a passive investment portfolio of stocks and bonds, for substantial portions of a market cycle. When market conditions are unfavorable in the view of the investment manager and the Fund’s holdings are hedged, the Fund may not benefit from general advances in the stock or bond markets to the same extent as if the Fund was not hedged. The Fund’s hedging strategy may also result in the investment performance of the Fund having limited correlation with the performance of the general stock and bond markets, possibly for meaningful periods of time, and result in the Fund incurring a net loss of time-value on purchased options. In addition, the Fund may incur a loss even when its portfolio is hedged if the returns on its positions in stocks and bonds do not exceed the returns of the securities and financial instruments used to hedge. This is known as “tracking risk” (or alternatively, “basis risk”).

The Fund does not invest solely in the securities that are included in any index or invest in business sectors in the same proportion as such sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular business sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying the options are unchanged.

Interest Rate Risk

Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. When interest rates rise, the fixed-income securities in the Fund’s portfolio are likely to decline in price. Such price declines will be proportionally greater when the Fund’s holdings of bonds emphasize bonds having longer maturities, which have greater interest rate risk and sensitivity to changes in interest rates than bonds having shorter maturities.

Credit Risk

The Fund could lose money if the issuer of a bond or other fixed-income security in which it has invested fails to make scheduled principal or interest payments, or if the credit rating of the issuer is downgraded. Corporate bonds have the greatest degree of credit risk among the fixed-income securities in which the Fund may invest. Issuers of corporate bonds may not be able to make payment of principal and interest when due. Although the Fund only purchases fixed-income securities having specified ratings, a security’s rating may thereafter be lowered. In such event, the Fund is not required to liquidate the position. When a debt security is rated below investment-grade (a so-called “junk” bond), it may be more difficult for the Fund to sell the security at a price approximating its market value, and there is greater risk of default in the payment of interest and principal.

Monetary Policy Risk

In response to the global financial crisis that began in 2008, the U.S. Government and the Federal Reserve Board, as well as many foreign governments and their central banks, took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity, including markets in which the Fund may invest. The Federal Reserve kept the federal funds rate near 0% and purchased large quantities of U.S. Government securities in the open market (“Quantitative Easing”). Future decisions by the Federal Reserve to raise the federal funds rate, or to reduce its holdings of U.S. Government securities, may cause the Fund to experience a heightened level of interest rate risk.

There is also a risk that future actions by the U.S. Government to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could result in increased volatility and less liquidity in U.S. financial markets and securities in which the Fund invests. Political events within the U.S., including the U.S. Government’s ongoing inability to pursue a long-term budget and deficit reduction plan, could negatively impact financial markets and the performance of the Fund.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The Fund is newly organized and therefore does not have a performance history for a full calendar year to report. After the Fund has returns for a full calendar year, this Prospectus will then be updated to provide performance information which will provide some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

MANAGEMENT OF THE FUND

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment – $1,000, except the minimum is $500 for an individual retirement account (“IRA”) or a gift to minors account.

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gift to minors account.

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement. See “Dividends, Distributions and Taxes” below.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment manager) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objective, Strategies and Related Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve total return through a combination of income and capital appreciation. It pursues this objective by: investing its assets primarily in stocks, bonds, and cash equivalents (such as U.S. Treasury bills, U.S. Treasury bonds having remaining maturities at time of purchase of one year or less, and shares of money market mutual funds); and aligning its allocations to these asset classes with prevailing valuations and estimated expected returns of these investments, as determined by Hussman Strategic Advisors, the Fund’s investment manager. The investment strategy adds emphasis on risk-management to adjust the Fund’s investment exposure in market conditions that suggest risk-aversion or speculation among market participants. The Fund may use options and futures on stock indices and Treasury bonds to adjust its relative investment exposures to the stock and bond markets, or to reduce the exposure of the Fund’s portfolio to the impact of general market fluctuations when market conditions are unfavorable in the view of the investment manager.

The Fund is designed to serve as a single investment choice for investors looking to provide for a future stream of expected spending through a mix of equity and fixed-income investments, and who also wish their asset allocation to respond to prevailing valuations and market conditions, particularly environments that have historically been strongly favorable or unfavorable for stocks or bonds.

PORTFOLIO MANAGEMENT PROCESS

Asset Allocation

The Fund’s asset allocation approach combines two components: 1) a value-focused asset allocation component that jointly considers prevailing stock market valuations and interest rates; and 2) a risk-management component that is intended to adjust the sensitivity of the portfolio to general market fluctuations when prevailing market conditions suggest risk-aversion or speculation among market participants.

The Fund’s assets are allocated with the goal of providing for the ongoing future inflation-adjusted spending needs of investors over a multi-decade horizon, rather than focusing on a specific year or “target date.” The investment manager determines the value-focused asset allocation by estimating the average annual expected return for stocks, bonds, and cash equivalents for varying time-frames, based on prevailing stock market valuations and interest rate levels. A portion of the portfolio is allotted to the asset class estimated to have the highest average annual expected return, adjusted for risk, between today and each future year in the investment horizon. These annual allocations are then added together, so that the overall value-focused allocation to stocks, bonds, and cash equivalents reflects the total amount allocated to each asset class.

The risk-management component of the asset allocation approach is further intended to reduce the sensitivity of the Fund’s portfolio to the impact of general market fluctuations when, in the judgment of the investment manager, prevailing conditions suggest that market participants are inclined toward risk-aversion, and to increase the sensitivity of the portfolio to general market fluctuations when, in the judgment of the investment manager, prevailing conditions suggest that market participants are inclined toward speculation.

Every investment security represents a claim to some set of future cash flows that the investor expects to receive over time. Whether those cash flows are known or uncertain, a fundamental principle of finance is that the higher the price an investor pays today for a given set of expected cash flows in the future, the lower the long-term return the investor can expect on that investment. Likewise, the lower the price an investor pays today for a given set of expected cash flows in the future, the higher the long-term return the investor can expect on that investment.

The Fund’s investment strategy emphasizes valuation as a principal driver of long-term investment returns, while also recognizing that investment outcomes over shorter horizons can be significantly affected by periods of risk-aversion or speculation among market participants. In the analysis of stock market conditions, valuation considers the relationship of major stock indices to the stream of earnings, revenues, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their current market prices. For bonds, valuation is measured primarily by yield-to-maturity, adjusted for estimated risk, particularly in the case of corporate bonds.

The investment manager uses information on prevailing valuations to estimate an expected future trajectory of average annual returns for stocks, bonds, and Treasury bills. These estimates reflect the view that large deviations from historically normal valuations tend to “decay” or diminish over time, though this normalization may be interrupted or accelerated by factors such as economic events and periods of investor risk-aversion or speculation. The value-focused asset allocation of the Fund is based on these expected trajectories and reflects the extent to which stocks, bonds, or Treasury bills are estimated to have the highest expected return, adjusted for risk, at varying investment horizons.

The Fund may “hedge” a portion of its investment exposure to the stock market and the bond market by establishing offsetting investment positions intended to reduce the impact of general market fluctuations on the value of the Fund's investment portfolio. However, the Fund does not intend to fully hedge its investment exposures and will seek at all times to maintain a minimum investment exposure (i.e., the amount of investment exposure that is not hedged) of at least 5% of its net assets to each of the stock market and the bond market. During conditions that have historically been strongly favorable for stocks or bonds, the Fund’s investment exposure to either the stock market or the bond market may represent as much as 95% of the Fund's net assets.

The Fund will not use leverage to maintain long investment exposures to the stock and bond markets exceeding the value of its net assets. Thus, the total value of the Fund's investments in common stocks and bonds, including long investment exposure obtained using stock index futures, call options and Treasury bond futures, is not expected to exceed 100% of the net assets of the Fund.

The following examples are intended to illustrate the general framework used by the investment manager. Because the actual investment position of the Fund depends on the investment manager’s assessment of a broad range of prevailing market conditions, these examples should not be interpreted as an exhaustive account of the considerations or market analysis techniques used to determine the investment position of the Fund.

In general, the Fund is most likely to hold a substantial, unhedged exposure to stocks when equity market valuations are near or below their historical norms and broad market conditions are also uniformly favorable, in the view of the investment manager. A substantial exposure to stocks is particularly likely when the level of interest rates is not unusually high. When equity market valuations are depressed, but broad market conditions remain unfavorable, the Fund may hedge or defer a significant exposure to stocks until improvement in these conditions indicates that risk-aversion among market participants is beginning to abate.

During periods of elevated equity market valuations, favorable broad market conditions may still encourage a significant exposure to stocks, but this exposure is more likely be accompanied by at least a partial hedge using index put options, in order to defend against unexpected equity market weakness and potential loss. In contrast, during periods of elevated equity market valuations and unfavorable broad market conditions, the Fund is most likely to reduce or substantially hedge its exposure to stocks.

The Fund is most likely to hold a substantial, unhedged exposure to bonds when yields on long-term bonds are elevated, and substantially above short-term Treasury bill yields, particularly if equity valuations are elevated at the same time. In contrast, when long-term bond yields are below their historical norms and not materially higher than short-term Treasury bill yields, the Fund is likely to reduce or substantially hedge its exposure to bonds, particularly if equity valuations are near or below their historical norms.

Security Selection

The portion of the Fund’s assets allocated to stocks will be invested primarily in individual common stocks favored by the investment manager. Individual stocks purchased by the Fund are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ Stock Market.

In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuations, and/or market action. The primary consideration used by the investment manager in assessing a stock’s valuation is the relationship between its current market price and the present value of estimated expected future cash flows per share. Other valuation measures, such as the current dividend yield, and ratios of the stock price to earnings and stock price to revenue, are also considered in relation to expected future growth of cash flows, in an attempt to measure underlying value and the potential for long-term returns. Additional considerations include measures of financial stability such as variations in profit margins and balance sheet indicators. The analysis of market action includes measurements of price behavior and trading volume. The investment manager believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices.

The portion of the Fund’s assets allocated to bonds will be invested primarily in U.S. Treasury securities having remaining maturities at the time of purchase in excess of one year, but not greater than 30 years. The Fund may also purchase corporate debt of U.S. issuers that is rated A- or higher by Standard & Poor’s Global Ratings or A3 or higher by Moody’s Investors Service, Inc., or that has an equivalent rating from another independent rating organization.

The Fund’s principal bond market investment strategies emphasize strategic management of the average interest rate sensitivity (“duration”) of the Fund’s bond holdings, the Fund’s exposure to changes in the yield curve, and consideration of yield differences between corporate debt and Treasury securities (credit spreads). The interest rate sensitivity (duration) of a bond is related to the average date at which an investor receives payment of principal and interest. Under normal market conditions, the average duration of the Fund’s bond holdings is expected to range from 2 years to 20 years. In its most aggressive stance (a duration of 20 years), the value of the Fund’s bond market investments could be expected to fluctuate by approximately 20% in response to a 1% (100 basis point) change in the general level of interest rates.

INVESTMENT PRACTICES AND RISKS

A brief description of the Fund’s investments and the investment practices that the Fund may employ, together with a discussion of certain risks associated with those investments and practices, is provided below. The principal risks of investing in the Fund are disclosed above in the “Risk/Return Summary,” and should be considered before investing in the Fund. (The Statement of Additional Information (“SAI”) contains further details about particular types of investments, investment strategies and hedging techniques that may be utilized by the Fund, as well as their risks.)

Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term. The investment manager attempts to reduce risks by diversifying the Fund’s investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment manager in determining which securities to purchase and whether to hedge all or a portion of the market exposure of the Fund’s portfolio will be accurate or appropriate, or that the Fund will achieve its investment objective. The strategies used to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

The following relates to principal risks of investing in the Fund:

•	Common Stock Investment Risks. Because a portion of the Fund will always be invested in common stocks, the value of the Fund’s portfolio will be affected by general movements of the stock markets. At times, stock markets can be volatile, and stock prices can change significantly.

This market risk will affect the Fund’s share price, which will fluctuate as the prices of the Fund’s portfolio securities change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock’s prices (for example, incorrect management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). The Fund is also subject to the risk that foreign economic and political events will adversely affect the U.S. securities markets and the prices of securities held by the Fund. Not all of these factors can be predicted.

•	Risks of Fixed-Income Securities. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. When interest rates rise, the fixed-income securities in the Fund’s portfolio are likely to decline in price. Such price declines will be greater during periods in which the Fund’s portfolio emphasizes long-term debt, which has greater interest rate risk than short-term debt. Future decisions by the Federal Reserve to raise the federal funds rate, or to reduce its holdings of U.S. Government securities, may cause the Fund to experience a heightened level of interest rate risk.

The Fund could lose money if the issuer of a fixed-income security fails to make scheduled principal or interest payments, or if the credit rating of the issuer is downgraded. Corporate debt securities in which the Fund invests are subject to varying degrees of credit risk. Certain corporate debt securities may also be subject to extension risk (the possibility that rising interest rates will slow the rate at which principal is repaid, limiting the amount of cash flow to be reinvested at higher yield) or prepayment risk (the possibility that falling interest rates will cause the principal to be repaid sooner than expected, forcing an investor to reinvest cash flows at lower yields).

•	Market Capitalization Risk. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

•	Derivative Instruments. The Fund may purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), may purchase put and call options on such indices, and may write call options on such indices. The Fund may also purchase and sell Treasury bond futures. These are all referred to as “derivative” instruments, since their values are based on (“derived from”) the values of other securities.

A futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified security at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the underlying security declines in value, and earns a negative return if the underlying security increases in value. The Fund uses futures contracts to increase or hedge (reduce) the Fund’s exposure to general fluctuations in the stock or bond markets. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The Fund may purchase call options on stock or bond market indices to which the Fund seeks market exposure. Call options may also be written on stock indices for the purpose of hedging market risk. The Fund may purchase put options on stock indices for the purpose of hedging market risk. The Fund may hedge its portfolio against the impact of general market fluctuations by writing index call options and purchasing index put options having identical strike prices and expiration dates.

Derivative instruments can be volatile and the potential loss to the Fund from a derivative instrument may exceed the Fund’s initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

All of the options used by the Fund are exchange traded and backed by the Options Clearing Corporation (“OCC”). The OCC is in turn backed by the creditworthiness of its clearing members (major U.S. financial institutions) and carries a lien on securities, margin deposits and funds maintained in clearing members’ accounts to the extent specified in the OCC’s rules. The OCC requires margin deposits by its clearing members, and carries a separate clearing fund. The investment manager believes that an OCC default is highly improbable. Even if it were to occur, the potential loss to the Fund would be limited to the extent that the Fund’s options were “in-the-money,” which is expected to represent only a small percentage of the value of the Fund’s net assets.

The following information relates to non-principal risks of investing in the Fund:

•	Sector Risk. If the Fund emphasizes one or more business sectors in its portfolio, it will be more susceptible to financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize particular business sectors. The more the Fund emphasizes one or more business sectors, the greater the potential that these investments will react similarly to legislative or regulatory changes, adverse market conditions and/or increased market competition affecting those sectors.

•	Exchange Traded Fund Risk. The Fund may invest a portion of its assets in shares of exchange traded funds (“ETFs”) to obtain exposure to the stock and bond markets. ETFs in which the Fund invests differ from traditional index funds in that shares of an ETF are listed on a securities exchange and can be traded intraday. ETFs in which the Fund invests typically hold a portfolio of bonds or common stocks and are designed to track the performance of a particular index.

Investments in shares of ETFs involve risks associated with investments in common stocks or fixed-income securities, including the risk that the prices of stocks or bonds may decline, thereby affecting adversely the value of the shares of the ETFs held by the Fund. Investments in ETF shares are subject also to the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track the ETF’s specified market index and that shares may trade below net asset value; (3) the prices of shares of ETFs in which the Fund invests, which are not actively managed and do not take defensive positions, may be volatile and these ETFs may incur losses in the event of a general market decline; (4) trading of shares may be temporarily halted under rules of the listing exchange as a result of “circuit breakers” that are triggered by significant share price declines or if the listing exchange deems a trading halt appropriate; and (5) shares may be delisted from trading on an exchange.

The investment manager may decide to purchase ETF shares for the same reasons it would purchase (and as an alternative to purchasing) individual stocks or bonds — to obtain exposure to the stock or bond markets. However, when ETF shares are held by the Fund, the Fund will indirectly bear its pro-rata share of the ETF’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

•	Foreign Investment Risk. The Fund may invest in the stocks of foreign issuers by purchasing American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and trade on U.S. securities exchanges. Investment in ADRs involve various risks not generally associated with investments in common stocks of U.S. issuers. Foreign issuers may face adverse economic developments, and foreign governments may expropriate assets, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have an adverse effect on securities prices. The values of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

•	Temporary and Defensive Investments. During periods of extremely adverse market or economic conditions, reflecting unusually elevated valuations, weak market action, or severe liquidity risks in the judgment of the investment manager, the Fund may temporarily adopt a defensive investment position and invest up to 90% of its assets in money market instruments and shares of money market mutual funds, or it may hold cash. When the Fund is in a temporary defensive position, the opportunity to achieve its investment objective will be limited. If the general stock or bond markets advance during such periods, the Fund’s investment return might be lower than if it invested substantially all of its assets in stocks or bonds. The Fund may also invest in money market instruments and shares of money market mutual funds for liquidity purposes, or hold these investments as collateral against certain hedging positions held by the Fund. A low interest rate environment may prevent money market instruments or shares of money market mutual funds from keeping pace with inflation, which could result in a net loss of purchasing power for long-term investors. When the Fund invests in shares of a money market mutual fund, the Fund bears its pro rata share of the mutual fund’s expenses, which are in addition to the Fund’s own fees and expenses.

•	Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). Short-term trading will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to brokerage commissions or dealer mark-ups and other expenses, which would reduce the Fund’s investment performance. In addition, a high level of short-term trading may accelerate taxable income recognized by shareholders, and may reduce the after-tax returns of shareholders, because it may generate short-term capital gains, which are taxed at ordinary income tax rates.

Fund Management

THE INVESTMENT MANAGER AND PORTFOLIO MANAGER

Hussman Strategic Advisors, Inc. (“Hussman Strategic Advisors”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as the investment manager of the Fund. Hussman Strategic Advisors is a registered investment adviser that manages more than $570 million in assets as of March 31, 2019.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Strategic Advisors since its inception in August 1999. Dr. Hussman also serves as the President of Hussman Investment Trust (the “Trust”) and has been the portfolio manager of the Fund since July 2019. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

Dr. Hussman is responsible for the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s SAI contains further details about Dr. Hussman’s compensation, other accounts managed by Dr. Hussman, and Dr. Hussman’s ownership of Fund shares. Dr. Hussman’s knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund’s ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund’s investment portfolio, the Board of Trustees of the Trust would take such action as it deems to be in the best interest of the Fund’s shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

In consideration of services provided by Hussman Strategic Advisors, the Fund pays Hussman Strategic Advisors an investment advisory fee based upon the amount of the Fund’s average daily net assets. The investment advisory fee is computed at the annual rates of 0.75% of the first $2 billion of average daily net assets of the Fund, 0.70% of the next $3 billion of such assets, and 0.65% of such assets over $5 billion, less any fee deferrals.

Hussman Strategic Advisors has agreed that, until November 1, 2022, it will defer its investment advisory fees and/or absorb or reimburse Fund expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Any such fee deferrals by Hussman Strategic Advisors through November 1, 2022 or thereafter, or payments by Hussman Strategic Advisors of expenses which are the Fund’s obligation, are subject to reimbursement by the Fund, provided that: the reimbursement does not cause the Fund’s annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) to exceed the 1.25% limit or to exceed any expense limitation in effect at the time the Hussman Strategic Advisors seeks reimbursement; and (ii) the fees and expenses which are to be reimbursed by the Fund were incurred within three years of the reimbursement. This agreement may not be terminated by Hussman Strategic Advisors without the approval of the Board of Trustees. Hussman Strategic Advisors may agree to continue after November 1, 2022 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

A discussion regarding the basis for approval by the Board of Trustees of the Fund’s investment advisory agreement with Hussman Strategic Advisors will be available in the Fund’s semiannual report for the period ending December 31, 2019.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about Hussman Strategic Advisors, Ultimus and other service providers to the Fund.

How the Fund Values Its Shares

The net asset value of the Fund’s shares (“NAV”) is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for trading. Currently, the New York Stock Exchange is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations from the principal exchange or market on which they are traded. Such securities are generally valued at the official closing price or the last reported sales price, or if there are no sales on that day, the last bid price. If market quotations are not readily available or are considered to be unreliable due to significant market events or other developments, securities and other financial instruments are valued at their fair values as determined by the investment manager under procedures adopted by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the prices of securities used in calculating the Fund’s NAV may differ from quoted or published prices for the same securities.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the investment manager to most closely reflect market value as of the time of computation of NAV. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the New York Stock Exchange, or, if not available, at the mean of their bid and ask prices.

In determining its NAV, the Fund values shares it holds of other open-end investment companies registered under the 1940 Act (except shares of ETFs which are valued using their sales prices or market quotations) based upon net asset values of those shares as last determined by those investment companies prior to the time as of which the NAV of the Fund is calculated. The prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem Fund shares is effected at the NAV per share next calculated after your order is received by the Fund in the manner set forth below (see “How to Purchase Shares” and “How to Redeem Shares”). Redemptions and exchanges of Fund shares may be subject to a redemption fee.

How to Buy Shares

The Fund is a no-load Fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund’s NAV per share next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a brokerage firm or other financial intermediary may be charged a fee by such brokerage firm or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to Hussman Strategic Allocation Fund.

•	Mail the application and the check to the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at the following address:

Hussman Strategic Allocation Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. The representative will also provide information necessary for you to provide payment instructions to your financial institution.

An order is considered received when US Bank NA, the Fund’s custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail the completed account application to the Transfer Agent. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. Your purchase order must be received by your brokerage firm or financial institution prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order for it to be effected at the NAV per share calculated on that day. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Fund will be deemed to have received a purchase or redemption order when an authorized brokerage firm or financial institution or, if applicable, its authorized designee, receives the order.

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment manager) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gifts to minors account, which must be in amounts of at least $50. Additional purchases may be made:

•	By sending a check, made payable to Hussman Strategic Allocation Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

•	By wire of federal funds to the Fund account as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

•	Through your brokerage firm or other financial institution.

•	By electronic funds transfer from a financial institution through the Automated Clearing House (“ACH”), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in shares of the Fund from your bank, savings and loan or other depository institution account. The minimum subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized to compute the Fund’s NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading (“market timing”) vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund’s ability to maximize investment return. These risks can have an adverse effect on the Fund’s performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of “stale” prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust does not accommodate frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request (but not a redemption request) that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

How to Exchange Shares

Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see “How to Redeem Shares”). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after receipt in proper form of the exchange request by the Transfer Agent. Exchange requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order for it to be effected at the NAV per share calculated on that day. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the fund from which the exchange is to be made

•	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to be effected at the NAV per share calculated on that day. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the number of shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless the telephone redemption option was specifically declined on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, regardless of whether you request payment by check, by wire transfer or through ACH. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the investment manager otherwise deems such borrowing to be appropriate.

The Fund may suspend the right of redemption or postpone the date of payment for shares for more than seven days: (a) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on the New York Stock Exchange is restricted, as determined by rules of the Securities and Exchange Commission (the “SEC”); (b) for any period during which an emergency exists (as determined by rules of the SEC) as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its assets and (c) for such other periods as may be permitted by an order of the SEC.

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely impact the Fund’s operations. If the Fund elects to redeem in kind, it will typically deliver individual readily marketable securities to the redeeming shareholder within three business days after receipt of the redemption request in proper form. The securities that are delivered in a redemption in kind will have a value equal to the market value of the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges and may realize taxable capital gains.

Dividends, Distributions and Taxes

Income dividends are normally declared and paid on a quarterly basis. Net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund’s transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

Privacy Notice

FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪   Social Security number

▪   Assets

▪   Retirement Assets

▪   Transaction History

▪   Checking Account Information

▪   Purchase History

▪   Account Balances

▪   Account Transactions

▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do The Hussman Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Hussman Funds collect my personal information?

We collect your personal information, for example, when you

▪   Provide account information

▪   Give us your contact information

▪   Make deposits or withdrawals from your account

▪   Make a wire transfer

▪   Tell us where to send the money

▪   Tell us who receives the money

▪   Show your government-issued ID

▪   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪   Affiliates from using your information to market to you

▪   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪   Hussman Strategic Advisors, Inc., the investment adviser to The Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Hussman Funds don’t jointly market.

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc.

6021 University Boulevard, Suite 490

Ellicott City, Maryland 21043

www.hussmanfunds.com

1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

312 Walnut Street, 19th Floor

Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

CUSTODIAN

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

[Photo of Dr. Hussman]	John P. Hussman, Ph.D. is the President of Hussman Strategic Advisors, Inc. and the portfolio manager of Hussman Strategic Allocation Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

[LOGO] HUSSMAN FUNDS

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

• Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s first annual report will be available within 60 days following its fiscal year ending June 30, 2020.

• Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund’s website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address; publicinfo@sec.gov.

www.hussmanfunds.com

Investment Company Act File No. 811-09911

HUSSMAN STRATEGIC ALLOCATION FUND

TICKER SYMBOL: HSAFX

An Investment Portfolio of

HUSSMAN INVESTMENT TRUST

Statement of Additional Information

July ___, 2019

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Allocation Fund dated July __, 2019, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus, the Annual Report or the Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	19
SPECIAL SHAREHOLDER SERVICES	20
MANAGEMENT OF THE TRUST	21
INVESTMENT ADVISER	27
PORTFOLIO TRANSACTIONS	29
OTHER SERVICE PROVIDERS	30
GENERAL INFORMATION	33
ADDITIONAL TAX INFORMATION	36
PERFORMANCE INFORMATION	41
APPENDIX A: RATINGS DESCRIPTIONS	44
APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES	46

statement of additIonal information

Hussman Investment Trust (the “Trust”) is an open-end management investment company which currently offers four diversified investment portfolios, Hussman Strategic Allocation Fund, Hussman Strategic Growth Fund (the “Growth Fund”), Hussman Strategic Total Return Fund (the “Total Return Fund”) and Hussman Strategic International Fund (the “International Fund”). This Statement of Additional Information applies only to Hussman Strategic Allocation Fund (the “Fund”). For information on the Growth Fund, the Total Return Fund and the International Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve total return through a combination of income and capital appreciation. It pursues this objective by investing its assets primarily in stocks and bonds, in consideration of prevailing valuations and estimated expected returns in these markets, adding emphasis on risk-management to adjust exposure in market conditions that suggest risk-aversion or speculation by market participants.

Additional Information on Portfolio Investments,

Strategies and Risks

All principal investment strategies and related risks are disclosed in the “Risk/Return Summary” of the Fund’s Prospectus. Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

U.S. Treasury Obligations and Other U.S. Government Securities

The Fund may invest in U.S. Treasury obligations, which include bills, bonds and notes issued by the U.S. Treasury. The Fund may also invest in other U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. U.S. Treasury obligations and other U.S. Government securities are subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates.

The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Certain government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In August 2011, S&P Global Ratings (“S&P”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience further credit downgrades or downgrades by other rating agencies. Such a credit event may result in higher interest rates or cause significant disruption across various financial markets and asset classes. In the worst case, unsustainable debt levels could cause long-term declines in the valuation of the U.S. dollar and prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

Equity Securities

The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. To the extent the Fund invests a significant portion of its assets in securities of a particular industry or sector, the Fund’s performance could be negatively affected if that industry or sector performs poorly. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Instability in the financial markets in the wake of the 2008 economic downturn led many governments and regulators, including the U.S. Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. It is not certain if the U.S. Government or other governments will intervene in response to a future market disturbance and the effect of any such intervention cannot be predicted. In addition, political events within the U.S. and abroad, including the U.S. Government’s ongoing inability to implement a long-term budget and deficit reduction plan, the imposition of tariffs and sanctions by the U.S. or other governments, uncertainty surrounding the sovereign debt of European Union (“EU”) members, the aftermath of the war in Iraq and possible terrorist attacks, could negatively impact financial markets and the Fund’s performance.

Corporate Debt Securities

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer, which can affect a security’s credit quality or value. Certain corporate debt securities may also be subject to extension risk (the possibility that rising interest rates will slow the rate at which principal is repaid, limiting the amount of cash flows to be reinvested at higher yields) or prepayment risk (the possibility that falling interest rates will cause the principal to be repaid sooner than expected, forcing an investor to reinvest cash flows at lower yields).

The Fund’s investments in corporate debt securities are limited to the debt securities of U.S. issuers (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed by the Adviser to be comparable in quality to corporate debt securities in which the Fund may invest.

Derivative Instruments

The Fund may utilize options and futures options contracts to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in options or futures opposite to his cash market position. There are two types of hedges – long (or buying) and short (or selling) hedges. Historically, prices in the options and futures markets have tended to move in concert with cash market prices, and prices in the options and futures markets have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund’s portfolio may be protected against by gains realized on sales of options and futures contracts. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing options and futures contracts.

A futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the securities called for in the contract at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Fund will pay commissions on futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Options Transactions on Stocks and Stock Indices. The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. By purchasing a put option on a stock index, the Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund’s portfolio to supplement the Fund’s income and enhance total returns. The Fund may write (sell) listed or call options on individual securities held by the Fund, on baskets of such securities or on the Fund’s portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

Risks Related to Futures Contracts and Options. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in the value of its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, an investment in a futures contract may not produce the intended benefit to the Fund even if market trends might otherwise favorably affect that transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying futures contract. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Risks of Options on Stock Indices. The purchase and sale of options on stock indices is subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund’s policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Regulatory Matters. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities. Additionally, the Fund’s investment manager (the “Adviser”), on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA. By claiming the exclusion, the Fund is limited in its ability to use certain derivatives, such as futures, certain options and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Fund is required to reaffirm its eligibility to continue to claim the exclusion. If the Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. The Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

It is possible that government regulation of various types of derivative instruments, including futures and options, or of the use of these instruments by mutual funds, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those on indices create certain risks that are not present in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), passed into law in July 2010, would, following the compliance dates, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some of these provisions of the Dodd-Frank Act have either already been adopted through rulemaking or must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivate transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. However, current efforts by the U.S. Government to reduce the impact of regulations on the U.S. financial services industry could lead to the repeal of certain elements of the regulatory update. The Securities and Exchange Commission (the “SEC”) has proposed the adoption of a rule that will regulate the use of derivative instruments by mutual funds and it is possible that the provisions of that rule, as adopted, may adversely impact the Fund’s use of derivative instruments and its ability to pursue its investment program.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. The market value of the securities purchased on a delayed delivery basis may be more or less than the purchase price. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a delayed delivery basis.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Borrowing Money

The Fund does not intend to borrow money for the purpose of purchasing securities (“leverage”), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Exchange Traded Funds

Shares of exchange traded funds (“ETFs”) may be purchased by the Fund. These investments may be used to adjust the Fund’s exposure to the general market or a particular segment of the bond market and to manage the Fund’s risk exposure. Generally, an ETF in which the Fund may invest is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of bonds (or other underlying index) including: (1) risks that the general level of bond prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of bonds held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

Because ETFs incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. Although expense ratios for ETFs are generally low, frequent trading of ETFs can generate brokerage expenses. The Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. Most ETFs are listed and traded on the American Stock Exchange (“AMEX”). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the AMEX. ETFs may trade at relatively modest discounts or premiums to net asset value. Certain ETFs may have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. There is also a risk that ETFs in which the Fund invests may terminate their operations and liquidate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. ETFs may also be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated an ETF may terminate its operations and liquidate. In the event the foregoing substantial market or other disruptions or extraordinary events affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected. If such events were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund limits its aggregate investments in ETFs and will not invest in an ETF or enter into a transaction in a bond index option if, as a result of such purchase or transaction, the aggregate “long” exposure of these investment positions would exceed 25% of the Fund’s net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the Adviser will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Limitations under the 1940 Act which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company (“3% Limitation”) may restrict the Fund’s ability to purchase shares of certain ETFs. The Fund is subject to the 3% Limitation with respect to an ETF that is registered as an investment company unless (i) the ETF has received an order granting exemptive relief from the 3% Limitation from the SEC to investment companies (such as the Fund) investing in that ETF; and (ii) the ETF and the Fund take appropriate steps to comply with the conditions of such order. The SEC has issued such exemptive orders to many ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Trust has entered into such an agreement with several Exempted ETFs so that the Fund is permitted to invest in such Exempted ETFs in excess of the 3% Limitation. To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the 3% Limitation. The Fund generally does not purchase shares of “actively managed” ETFs. Since the ETFs in which the Fund invests generally are not actively managed, the Fund is subject to the risk that such ETFs will not be able to take defensive positions in volatile or declining markets.

Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds registered under the 1940 Act. As an investor in money market funds, the Fund indirectly bears additional expenses because such funds pay their own investment advisory fees and incur various other expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. Certain money market funds have floating net asset values per share while others seek to maintain stable net asset values per share (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent the Fund from redeeming shares of the money market fund, or may impose a liquidity fee of up to 2% of the value of shares that the Fund redeems. These measures may result in a loss to the Fund or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in the highest rating category by any Nationally Recognized Statistical Rating Organization (“NRSRO”).

Illiquid Securities

Liquidity risk may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the value of the Fund’s investments. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the Fund’s ability to sell such securities.

The Fund typically does not purchase illiquid securities. However, certain securities purchased by the Fund may become illiquid. To the extent that the Fund holds illiquid securities or other investments, it will not purchase such an investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund’s net assets. Illiquid securities and investments generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.

Because of the absence of a trading market, the Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities. The Adviser will monitor the liquidity of the Fund’s investments in illiquid securities and other illiquid investments. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

In October 2016, the SEC adopted a new rule relating to the management of liquidity risk by certain investment companies registered under the 1940 Act, including the Fund. Provisions of the rule, which become applicable to the Fund on December 1, 2019, may adversely impact the Fund’s performance and its ability to achieve its investment objective. The Adviser continues to evaluate the potential impact of the rule.

Repurchase Agreements

The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Lending Portfolio Securities

In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

There is no present intention to engage in the practice of securities lending. At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Foreign Securities

The Fund may invest in foreign equity securities that trade domestically as American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Fund. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

If the Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market, it would have more exposure to regional and country economic risks than a fund that invests throughout the world's economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent the Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. Certain of these risks may also apply to securities of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely upon suppliers from non-U.S. markets.

Management Risk

As an actively managed investment company, the Fund is subject to management risk. Hussman Strategic Advisors, Inc. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results. The ability of the Adviser to accurately analyze overall market conditions and utilize strategies for hedging market exposure will be dependent, in part, on the Adviser’s ability to correctly assess current market conditions and to manage the Fund’s investment position and exposures in a manner that is responsive to pertinent interest rate movements and market risk, none of which can be assured. The Adviser attempts to classify prevailing investment conditions with those historical instances having the greatest similarity and an investment may perform differently than expected due to changes in historical trends. The use of derivative instruments may involve risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Even if the Adviser uses these strategies only for hedging purposes, if a transaction is not successful, it could result in a significant loss to the Fund. The amount of loss could be more than the principal amount invested.

Economic and Market Events Risk and Geopolitical Risk

Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events may include, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial service companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Relatively high market volatility and reduced liquidity in credit and fixed income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may result in a decline in the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may cause a decline in the prices of their securities.

Although interest rates in the U.S. and abroad have been unusually low in recent years, the decision by the U.S. Federal Reserve to raise the target federal funds rate and the possibility that the Federal Reserve may continue to increase rates, among other factors, could cause markets to experience high volatility. Interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments by other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. These factors may have an adverse effect on the Fund’s investment performance.

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken actions to address the financial crisis. These actions include, in part, the enactment by the U.S. Congress of the Dodd-Frank Act which was signed into law on July 21, 2010 and imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed and final regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action, and the effect of such actions, if taken, cannot be known. However, current efforts by the U.S. Government to reduce the impact of regulations on the U.S. financial service industry could lead to the repeal of certain elements of the regulatory framework.

Political turmoil within the U.S. may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. The Tax Cuts and Jobs Act of 2017 lowered federal taxes and there are legislative proposals that would result in significant new investments in national defense and U.S. infrastructure. Enactment of one or more of these proposals, coupled with lower federal tax revenue, could lead to increased borrowings by the U.S. Government and higher interest rates. While these proposals are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currency with respect to the U.S. dollar. There is significant market uncertainty regarding the sovereign debt of a number of EU countries and the ramifications of Brexit. Political and military events, including circumstances in Venezuela, Syria and other areas of the Middle East, and nationalist unrest in Europe, also may cause market disruptions. Various foreign countries have undergone significant internal conflicts and, in some cases, civil war. Both Taiwan and China still claim sovereignty over one another, and hostile relations continue between North and South Korea. Investments in the Middle East and elsewhere may be exposed to heighted risk relating to the activities of terrorist groups such as ISIL. In addition, international trade tensions and the imposition by the U.S. or other countries of tariffs (or other trade restrictions, including economic sanctions) may increase the volatility of or adversely affect the prices of securities held by the Fund and thus, adversely affect the Fund’s investment performance. The range and potential implications of possible political, regulatory, economic and market outcomes, and the impact of these events on the prices of the Fund's investments, are difficult to predict.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Investment Restrictions

The Fund’s investment objective may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.	Borrow money or issue senior securities if such borrowings or other transactions would exceed more than 33⅓% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. The Adviser anticipates that the Fund’s annual portfolio turnover rate will typically not exceed 200%; however, changing market conditions may cause the Adviser to make significant changes in the Fund's investment holdings, and may result in a higher portfolio turnover rate in a particular year.

CALCULATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the net asset value of the Fund, portfolio securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of the net asset value of the Fund. As a result, the prices of foreign securities used to calculate the Fund’s net asset value may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE, or, if not available, at the mean of their bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security is fair value.

Investments in shares of other open-end investment companies registered under the 1940 Act are valued at their net asset values per share as reported by such companies, except for shares of ETFs which are valued at their sales prices or based on market quotations in the same manner as other securities traded on a national securities exchange.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed based on their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form. A fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase.

The Fund may suspend the right of redemption or postpone the date of payment for shares for more than seven days: (a) for any period during which the NYSE is closed for other than customary weekend and holiday closings or trading on the NYSE is restricted, as determined by rules of the SEC; (b) for any period during which an emergency exists (as determined by rules of the SEC) as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its assets and (c) for such other periods as may be permitted by an order of the SEC.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund’s net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred and taxable capital gains may be realized.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Shareholder Accounts. A shareholder account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the first and/or the fifteenth day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Automatic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. However, shareholders participating in the plan may be subject to a redemption fee unless total annual redemptions under the plan do not exceed 15% of the initial value of the Fund shares when the plan is established for a shareholder. Additionally, investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days’ written notice. A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

Hussman Strategic Allocation Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust’s shareholders or by the Trustees currently in office. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trustees oversee the operations of the Trust in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, except the Trust may compensate its Chief Compliance Officer.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex** Overseen by Trustee
Interested Trustee:
*John P. Hussman Ph.D. (age 56) 6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043	Since June 2000	President and Trustee	Chairman, President and Treasurer of Hussman Strategic Advisors, Inc.	4
Independent Trustees:
David C. Anderson (age 68) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Network Administrator for Hephzibah Children’s Association (child welfare organization)	4
Jody T. Foster (age 49) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2016	Trustee	President of Symphony Consulting LLC (provider of compliance, finance, marketing, operations and human resources services to investment company and private fund advisers)	4
William H. Vanover (age 72) c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Trustee	Investment counselor with Planning Alternatives, Ltd. (registered investment adviser) until his retirement in June 2018; Member of the Board of Susa Registered Fund, L.L.C. (registered investment company) until June 2017	4
Executive Officers:
Robert G. Dorsey (age 62) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Vice President	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies
Mark J. Seger (age 57) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Treasurer	Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies
John F. Splain (age 62) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since June 2000	Secretary/Chief Compliance Officer	Executive Vice President of Ultimus Fund Solutions, LLC

*	John P. Hussman, Ph.D., as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	The Fund Complex consists of the Fund, the Growth Fund, the Total Return Fund and the International Fund.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2018.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
John P. Hussman, Ph.D.	None	Over $100,000
Independent Trustees:
David C. Anderson	None	Over $100,000
William H. Vanover	None	Over $100,000
Jody T. Foster	None	$10,001 – $50,000

Trustee Compensation. Trustees and officers of the Trust who are affiliated with the Adviser or Ultimus Fund Solutions, LLC are not compensated by the Fund for their services. Each Independent Trustee receives from the Trust an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust. The following table provides compensation amounts paid by the Fund and the Trust during the fiscal year ended June 30, 2019 to each of the Trustees:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds in Fund Complex Paid to Trustees*
John P. Hussman, Ph.D.**	None	None	None	None
David C. Anderson	None	None	None	$ 101,500
William H. Vanover	None	None	None	$ 101,500
Jody T. Foster	None	None	None	$ 101,500

*	The Trust is comprised of four series, including the Fund, which constitutes the “Fund Complex.” Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and by the other series of the Trust. Trustee fees are split equally among the four series of the Fund Complex.

**	Interested person of the Trust as defined by the 1940 Act.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board of Trustees is responsible for oversight of the Fund. The Trust has engaged the Adviser to oversee the management of the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet at special meetings or on an informal basis at other times throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Dr. John P. Hussman, Ph.D. Dr. Hussman is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser. Dr. Hussman, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers. As President, Dr. Hussman has primary responsibility for setting the agenda for each Board meeting and presiding at each Board meeting.

The Trust has not appointed an independent Chairman or a Lead Independent Trustee. It was determined by the Board that, due to the Board’s size (four Trustees), the size of the Fund Complex (four funds) and the strong internal controls and strong compliance culture of the Adviser and other service providers to the Trust, it is not necessary at this time to appoint an independent Chairman or a Lead Independent Trustee. The Independent Trustees have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Board Committees. The Board has established a Nominating Committee and an Audit Committee, the members of which are David C. Anderson, Jody T. Foster and William H. Vanover. Each member of the Nominating Committee and the Audit Committee is an Independent Trustee. The Nominating Committee is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board. The Nominating Committee did not meet during the fiscal year ended June 30, 2018. The principal functions of the Audit Committee are: (i) the appointment, retention and oversight of the Trust’s independent auditor; (ii) to meet separately with the independent auditor and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditor concerning its conduct of the audit, including any comments or recommendations it deems appropriate. In addition, the Audit Committee acts as liaison between the independent auditor and the full Board, and pre-approves the scope of the audit and non-audit services the independent auditor provides to the Fund. Jody T. Foster serves as Chairman of the Audit Committee and, as such, presides at all meetings of the Audit Committee and facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by the Audit Committee. During the fiscal year ended June 30, 2018, the Audit Committee met three times.

Qualifications of the Trustees. The Independent Trustees review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Independent Trustees take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that they believe contribute to good governance for the Trust.

Three of the four Trustees have served in such capacity for more than 19 years and the other Trustee has served in such capacity for more than 3 years. During this period each of those Trustees has participated in regular and, on occasion, special Board meetings. Each Trustee has consistently attended Board meetings, demonstrating a commitment to the Fund and its shareholders. Through their years of service on the Board, these Trustees have developed a thorough understanding of their role and responsibilities to the Fund and its shareholders. For example, the Trustees review the Fund’s financial statements, consider the continuance of contracts with service providers, review compliance reports, meet regularly with the Chief Compliance Officer of the Trust and select the Trust’s independent registered public accounting firm. The Trustees also monitor certain quarterly activities of the Fund, including brokerage activities, pricing and valuation practices, anti-money laundering compliance and code of ethics reports related to personal trading. The Trustees, with the assistance of Trust counsel, also stay current on legal and regulatory changes impacting the Fund.

•	Dr. John P. Hussman, Ph.D. is the founder of Hussman Strategic Advisors, Inc., the investment adviser to the Fund, and currently serves as President of the firm. He holds a Ph.D. in Economics from Stanford University and two degrees from Northwestern University: a Master’s degree in Education and Social Policy and a Bachelor’s degree in Economics, Phi Beta Kappa. Dr. Hussman was previously a professor of economics and international finance at the University of Michigan. His academic research centers on market efficiency and information economics and his research on these topics has been published in leading academic journals and trade publications. Dr. Hussman has been active in the financial markets since 1981 and worked as an options mathematician at the Chicago Board of Trade in the mid-1980s. In 1988, he began publishing investment research and in 1993 he became active in portfolio management. The Board has concluded that Dr. Hussman is qualified to serve as a Trustee because of his professional investment experience and his distinguished academic background.

•	Mr. David C. Anderson is Network Administrator for Hephzibah Children’s Association. He has substantial experience in computer applications and investment research and analysis. Mr. Anderson was employed for nearly 20 years as a research analyst for member firms of the Chicago Board Options Exchange and the Chicago Board of Trade, where he developed online computer trading systems and engaged in options and futures valuation modeling and arbitrage analysis. His research included the fundamental and technical analysis of stocks, options, precious metals and grains. The Board has concluded that Mr. Anderson is qualified to serve as a Trustee because of his expertise on the subject of trading systems and his experience in investment research and analysis, as well as his business experience generally.

•	Mr. William H. Vanover is the co-founder of Planning Alternatives, Ltd., a personal financial planning and investment management firm, where he worked in various capacities (Chief Investment Officer, Chief Compliance Officer and Investment Counselor) from 1982 until his retirement in June 2018. Mr. Vanover was employed in the financial services industry beginning in 1973 and was one of the early adherents to the financial planning movement. He served as a member of the Board of Managers of Susa Registered Fund, L.L.C., a closed-end management investment company from January 2014 until July 2017. The Board has concluded that Mr. Vanover is qualified to serve as a Trustee because of his extensive experience in financial services and investments, as well as his business experience generally.

•	Ms. Jody T. Foster is the founder and President of Symphony Consulting LLC, a consulting firm providing compliance, finance, marketing, operations and human resources services to public and private fund advisers in traditional and alternative investing. The firm has provided services to over 200 private and registered funds, ranging from start-up funds to funds with $10 billion under management. Ms. Foster has been in the financial services industry since 1996 and has held positions with responsibility for, among other things, investment research and performance analysis for asset managers; financial reporting and budgeting; business development and training; information technology; and executive recruiting. She is the founder of the Atlanta Women in Alternatives Group, a 150-member organization comprised of women serving alternative investment firms. The Board has concluded that Ms. Foster is qualified to serve as a Trustee because of her extensive experience in financial services and investment management industries, as well as her business experience generally.

In addition to the qualifications listed above, the Trustees have consistently demonstrated strong character, integrity, ability, sound judgment and superior communication and reasoning skills over their years of service. Furthermore, each Trustee came to the Board with a strong and diverse business background. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and revising as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer who reports directly to the Independent Trustees and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The Chief Compliance Officer regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The Chief Compliance Officer also provides to the Board updates on the application of the Trust’s compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the Chief Compliance Officer reports to the Board immediately in between Board meetings in case of any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.

As the use of technology and the frequency of cyber attacks have become more prevalent, the Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund, or the Adviser or another service provider to the Fund, to lose proprietary information, suffer data corruption or lose operational capacity. This could adversely affect the Fund and its shareholders by, among other things: interfering with the processing of shareholder transactions; impeding the Fund’s ability to calculate its net asset value; causing the release of confidential information or private shareholder information (which may violate privacy and other laws, including those related to identity theft); or impairing the ability of the Adviser to manage the Fund's investment portfolio. A cyber attack may cause financial losses to the Fund by impeding trading or portfolio management, causing reputational damage, or subjecting the Fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cyber breaches may include, among other things, gaining unauthorized access to the Fund’s digital information systems (through “hacking” or malicious software coding), but may result from outside attacks such as denial of service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity breaches of the Adviser or other service providers to the Fund (including its administrator, transfer agent, intermediaries and custodian) or issuers in which the Fund invests, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. The Adviser and other Fund service providers have established risk management systems, and implemented policies and procedures, designed to reduce cybersecurity risks. However, no assurance can be given that these systems, policies and procedures will be effective in preventing an impairment of the Fund's operations or preventing a loss to the Fund as a consequence of a cybersecurity breach. The risk management policies of the Adviser and other service providers and their implementation vary among service providers and the Fund does not directly control the cybersecurity systems of issuers, the Adviser or service providers. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Adviser or other service providers.

Identifying and Evaluating Trustee Nominees. In overseeing the process of identifying and evaluating potential nominees, the Nominating Committee considers a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees. The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership. The purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Independent Trustees deem to be appropriate. The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

INVESTMENT ADVISER

Hussman Strategic Advisors, Inc. (the “Adviser”), 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043, serves as investment adviser to the Fund under an investment advisory agreement dated as of ________, 2019 (the “Advisory Agreement”). The Adviser, founded in August 1999, is a registered investment adviser that manages more than $537 million in assets as of June 30, 2019. John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser. As the shareholder of the Adviser, Dr. Hussman receives benefits from the advisory fee paid to the Adviser.

Subject to the Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program. For these services, the Fund pays the Adviser a monthly fee computed at the annual rates of 0.75% of the first $2 billion of average daily net assets of the Fund, 0.70% of the next $3 billion of such assets and 0.65% of such assets over $5 billion, less any fee deferrals.

The Adviser has contractually agreed that, until November 1, 2022, it will defer its advisory fees and/or absorb or reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed an amount equal to 1.25% annually of its average daily net assets. Any fee reductions or expense reimbursements by the Adviser, either before or after November 1, 2022, are subject to repayment by the Fund provided the Fund is able to effect such repayment without causing ordinary operating expenses to exceed the 1.25% limit, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser may agree to continue after November 1, 2022 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

Unless sooner terminated, the Advisory Agreement will continue in effect until ________, 2021, and thereafter may remain in effect for successive one-year periods if such continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Manager

The Fund’s portfolio manager is John P. Hussman, Ph.D.

Other Accounts Managed (as of June 30, 2019)

Dr. Hussman is also responsible for the day-to-day management of the Growth Fund, the Total Return Fund and the International Fund, three other series of the Trust. As of the date of this Statement of Additional Information, the Fund, the Growth Fund, the Total Return Fund and the International Fund are the Adviser’s only investment advisory clients. Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation. Such investments are restricted to money market securities and mutual funds, which may include the Fund, the Growth Fund, the Total Return Fund and the International Fund, and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other Fund shareholders.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
John P. Hussman, Ph.D.	Registered Investment Companies:	3	$537,075,160	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing, in addition to the Fund, the Growth Fund, the Total Return Fund and the International Fund.

The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and for the Growth Fund, the Total Return Fund and/or the International Fund. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Growth Fund, the Total Return Fund and/or the International Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series. The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation

Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Fund’s assets, as well as the assets of the Growth Fund, the Total Return Fund and the International Fund. However, compensation is not directly based upon the Fund’s performance or the value of the Fund’s assets.

Ownership of Fund Shares

Because the Fund has not commenced operations as of the date of this Statement of Additional Information, Dr. Hussman does not own any shares of the Fund.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and ask prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--	determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	monitors compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share and calculation of the dividend and capital gains distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rates of 0.07% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; 0.03% of such assets between $3 billion and $5 billion; 0.025% of such assets between $5 billion and $7 billion; 0.02% of such assets between $7 billion and $9 billion; and 0.015% of such assets over $9 billion; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rates of 0.01% of the Fund’s average daily net assets up to $500 million; 0.005% of such assets between $500 million and $5 billion; and 0.0025% of such assets over $5 billion. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $12 to $22 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month. The fees described in this paragraph will be discounted by 50% during the first six months of the Fund’s operations and will be discounted by 20% during the second six months of the Fund’s operations.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 7, 2020. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $70,000 per annum, plus an asset-based fee computed at the annual rate of 0.00125% of the average value of the Trust’s aggregate daily net assets over $1.4 billion. The Fund pays its proportionate share of such fee along with the other series of the Trust. In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of Ultimus and officers of the Trust.

Custodian

U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Fund pursuant to a Custody Agreement. Its responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2020.

Legal Counsel

The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Independent Trustees.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved upon liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees will allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its code of ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities. These policies and procedures are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in holdings reports on Forms N-Q and N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•	Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

•	The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, independent auditor and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer would not receive portfolio information until at least 30 days old.
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•	The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Chief Compliance Officer may approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals (as discussed below).

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”) as defined in section 851(h) of the Code; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, the Fund may incur the tax and interest charges described above in some instances.

Individual shareholders of the Fund may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2019, individual taxpayers with taxable incomes above $510,300 ($612,350 for married taxpayers filing jointly, $306,175 for married taxpayers filing separately and $510,300 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 50% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of a dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Investments by the Fund in certain options, futures contracts and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may require the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability. Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

The Fund is required to withhold U.S. tax (at a 30% rate) on taxable dividends and redemption proceeds (after December 31, 2018) paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with registration, reporting and/or withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gain from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

The Code requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under IRS regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PERFORMANCE INFORMATION

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. To the extent that the Adviser voluntarily or contractually reduces its fees or absorbs certain operating expenses of the Fund pursuant to expense limitation arrangements, the total return of the Fund will be higher than it would be in the absence of such arrangements.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

The Fund may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Yield

From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd +1)6 – 1]

Where:

a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Standard & Poor’s, Bloomberg Barclays, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

APPENDIX A: RATINGS DESCRIPTIONS

The long-term ratings of Moody’s and S&P for debt securities are as follows:

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

APPENDIX B

Hussman Investment Trust and

Hussman Strategic Advisors, Inc. (the “Adviser”)

Proxy Voting Policies and Procedures

As part of their fiduciary responsibilities, Hussman Investment Trust (the “Trust”) and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders’ investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser’s proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

Election of boards of directors

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees – particularly audit committees – should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

Equity-based compensation plans

The Adviser strongly favors incentive compensation plans based on increases in “economic value added” (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see “How and why stock options should be expensed from corporate earnings” on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e., availability of stock purchase by employees at a fixed discount to market value). Though the Adviser sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate and social policy issues

The decision to purchase a given security includes an evaluation of the company’s industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

Approval of independent auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

Corporate structure and shareholder rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 1, 2001

(b)	Bylaws — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 2, 2005

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	Form of Investment Advisory Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Allocation Fund — Filed herewith

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on April 16, 2019

(f)	Inapplicable

(g)	(i)	Custody Agreement with US Bank NA (formerly Firstar Bank, N.A.) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 1, 2001

(ii)	Amendment to Custody Agreement with US Bank NA dated September 10, 2002 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 filed on October 28, 2002

(iii)	Amendment to Custody Agreement with US Bank NA dated August 1, 2005 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 2, 2005

(iv)	Addendum to Custody Agreement with US Bank NA dated December 21, 2011 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(h)	(i)	Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Allocation Fund — Filed herewith

(ii)	Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(iii)	Amendment to Administration Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on October 29, 2018

(iv)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(v)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(vi)	Amendment to Fund Accounting Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on October 29, 2018

(vii)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 27 filed on October 27, 2017

(i)	Legal Opinion — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 17 filed on November 18, 2011

(j)	Inapplicable

(k)	Inapplicable

(l)	Initial Capital Agreement — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on July 12, 2000

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of Registrant — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on October 26, 2012

(ii)	Code of Ethics of Hussman Strategic Advisors, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8 filed on October 27, 2006

(iii)	Code of Ethics of Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 filed on October 28, 2011

(Other Exhibits)	(i)	Powers of Attorney for John P. Hussman, David C. Anderson and William H. Vanover — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on July 12, 2000

(ii)	Power of Attorney for Jody T. Foster — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2016

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The Investment Advisory Agreement with Hussman Strategic Advisors, Inc. (“Hussman”) provide that Hussman shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Hussman against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as Hussman. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser

Hussman is a registered investment adviser that manages more than $537 million in assets as of June 30, 2019.

The directors and officers of Hussman and any other business profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

•	John P. Hussman – President, Treasurer and director of Hussman; President and a Trustee of Registrant

•	John F. Splain – Chief Compliance Officer of Hussman; Secretary and Chief Compliance Officer of Registrant; Executive Vice President of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent).

•	Brooke S. Steinau – Secretary of Hussman; Assistant Treasurer of Registrant

Item 32.	Principal Underwriters

(a)	Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for Williamsburg Investment Trust, The Cutler Trust, The Investment House Funds, Schwartz Investment Trust, CM Advisors Family of Funds, Chesapeake Investment Trust, AlphaMark Investment Trust, Papp Investment Trust, The First Western Funds Trust, Ultimus Managers Trust, Eubel Brady & Suttman Mutual Fund Trust, the Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc., Wilshire Mutual Funds Inc., Wilshire Variable Insurance Trust, Capital Series Trust, Unified Series Trust, Oak Associates Funds, Valued Advisers Trust and STAAR Investment Trust, other open-end investment companies; and Peachtree Alternative Strategies Fund and FSI Low Beta Absolute Return Fund, closed-end investment companies.

(b)	The following list sets forth the directors and executive officers of the Distributor.

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Kurt B. Krebs	Vice President, Chief Financial Officer and Treasurer	None
Stephen L. Preston	Vice President, Chief Compliance Officer and AML Compliance Officer	Assistant Vice President/ AML Compliance Officer
Steven F. Nienhaus	Vice President, Chief Technology Officer and Chief Information Security Officer	None
Douglas K. Jones	Vice President	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, Hussman Strategic Advisors, Inc., 6021 University Boulevard, Suite 490, Ellicott City, Maryland 21043. Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodians, US Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, and The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Ellicott City and State of Maryland, on the ____ day of July, 2019.

HUSSMAN INVESTMENT TRUST

By:	/s/ John P. Hussman
John P. Hussman
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John P. Hussman	Trustee and President	July 22, 2019
John P. Hussman	(Principal Executive Officer)

/s/ Mark J. Seger	Treasurer	July 22, 2019
Mark J. Seger	(Principal Financial Officer)

*	Trustee
David C. Anderson

*	Trustee
William H. Vanover

*	Trustee
Jody T. Foster

/s/ John F. Splain
John F. Splain
Attorney-in-fact*
July 22, 2019

INDEX TO EXHIBITS

28(d)	Form of Investment Advisory Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Allocation Fund
28(h)(i)	Form of Expense Limitation Agreement with Hussman Strategic Advisors, Inc. on behalf of Hussman Strategic Allocation Fund